Exhibit 10.01

November 8, 2023

To:	OGE Energy Corp./Oklahoma Gas and Electric Company Bank Group

From:	Wells Fargo Bank, National Association, as Administrative Agent

Re: (i) OGE Energy Corp. (“OGE”) $550 Million Amended and Restated Credit Agreement dated as of December 17, 2021 (the “OGE Credit Agreement”) and (ii) Oklahoma Gas and Electric Company (“OG&E”) $550 Million Amended and Restated Credit Agreement dated as of December 17, 2021 (the “OG&E Credit Agreement” and together with the OGE Credit Agreement, the “Credit Agreements”)

Reference is hereby made to the Credit Agreements described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreements.

Pursuant to Section 2.21 of the OGE Credit Agreement, OGE has requested that the Revolving Credit Termination Date be extended for an additional one year until December 18, 2028. OGE has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall only be payable if and when the extension of the Revolving Credit Termination Date until December 18, 2028 becomes effective.

Pursuant to Section 2.21 of the OG&E Credit Agreement, OG&E has requested that the Revolving Credit Termination Date be extended for an additional one year until December 18, 2028. OG&E has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall only be payable if and when the extension of the Revolving Credit Termination Date until December 18, 2028 becomes effective.

Please insert your institution’s name and indicate on the following page whether you consent to the requested extension of the Revolving Credit Termination Date for each of the OGE Credit Agreement and the OG&E Credit Agreement until December 18, 2028, and email a PDF copy of this letter to Bernard Funk at Robinson, Bradshaw & Hinson, P.A. (bfunk@robinsonbradshaw.com).

The extension of the Revolving Credit Termination Date under the OGE Credit Agreement and the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028 shall become effective with respect to the Commitments of each Lender approving such extension on December 18, 2023.

Your response is requested prior to 3:00 p.m. (ET) on November 29, 2023.

Please contact Allison Morast (phone: 704-410-4265; email: allison.morast@wellsfargo.com) if you have any questions.

Thank you for your attention to this matter.

Wells Fargo, National Association hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Patrick Engel

Name: Patrick Engel

Title: Managing Director

Date: November 15, 2023

JPMorgan Chase Bank N.A. hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Oswin Joseph

Name: Oswin Joseph

Title: Executive Director

Date: November 29, 2023

Mizuho Bank, Ltd. hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Edward Sacks

Name: Edward Sacks

Title: Authorized Signatory

Date: November 29, 2023

MUFG BANK, LTD. hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Nietzsche Rodricks

Name: Nietzsche Rodricks

Title: Managing Director

Date: November 29, 2023

ROYAL BANK OF CANADA hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Meg Donnelly

Name: Meg Donnelly

Title: Authorized Signatory

U.S. Bank National Association hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ John Prigge

Name: John Prigge

Title: Senior Vice President

Date: November 27, 2023

BANK OF AMERICA N.A. hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Dee Dee Farkas

Name: Dee Dee Farkas

Title: Managing Director

Date: November 27th, 2023

BARCLAYS BANK PLC hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Sydney G. Dennis

Name: Sydney G. Dennis

Title: Director

Date: November 29, 2023

MORGAN STANLEY BANK, N.A. hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Michael King

Name: Michael King

Title: Authorized Signatory

Date: November 29, 2023

PNC BANK, NATIONAL ASSOCIATION hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Joseph McElhinny

Name: Joseph McElhinny

Title: Senior Vice President

Date: November 28, 2023

The Bank of Nova Scotia hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ David Dewar

Name: David Dewar

Title: Director

Date: November 29, 2023

BOKF NA, DBA BANK OF OKLAHOMA hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Parker Dooly

Name: Parker Dooly

Title: Senior Vice President

Date: November 27, 2023

Bank of Communications Co., Ltd., New York Branch hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Xuetao Wang

Name: Xuetao Wang

Title: Deputy General Manager

Date: November 29, 2023

BancFirst hereby (select one):

Lender Name

X CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to December 18, 2028.

X CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to December 18, 2028.

By: /s/ Matt Crew

Name: Matt Crew

Title: Senior Vice President

Date: November 27, 2023